Heatwurx, Inc.

530 South Lake Avenue #615

Pasadena, California 91101

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the Asset Purchase Agreement dated October __, 2017 (the “APA””) between Promet Therapeutics LLC, a Delaware Limited Liability company (“Company”) and Heatwurx, Inc. a Delaware corporation (“HUWX”).

In order to induce HUWX and the Company to enter into the APA and the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that there will be a Lock-Up period of sixty (60) days following the Effective Time of the APA (the “Lock-Up Period”) and thereafter a Leak-Out period for an additional two hundred ten (210) days (the “Leak-Out Period”) (together these two hundred seventy (270) days are referred to as (the “Lock-Up/Leak-Out Period”).

Lock-Up Period

During the Lock-Up Period the undersigned, will not, without the prior written consent of HUWX, directly or indirectly:

(i)

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, owned by the undersigned or with respect to which the undersigned has the power of disposition, or

(ii)

enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any Common Stock or any securities convertible into or exercisable or exchangeable for any Common Stock, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, other securities, in cash or otherwise. Moreover, if:

(1)

during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or

(2)

prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the Lock-Up Period shall be extended and the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless HUWX waives, in writing, such extension.

Leak-Out Period

During the Leak-out Period, the undersigned may sell no more than (i) 15% of shares owned on the date hereof (the “Shares”) only in the event that HUWX’s shares traded at 200% of the discounted private placement price (defined below) and the undersigned may sell (ii) up to an additional 25% of the Shares once HUWX shares have traded at or above 250% of the discounted  private placement price.

During the Leak-out Period shares of Common Stock may only be sold at or above the lowest "offer" or "ask" prices stated by the relevant market maker for the Common Stock on the OTC Markets or any nationally recognized exchange on which the Common Stock is publicly traded.  The undersigned further agrees that (a) no sales will be made at the "bid" prices for the Common Stock. and that (b) it will not engage in any short selling of the Common Stock during the Lock-Up/Leak-Out Period.

For purposes hereof “discounted private placement price” shall mean 90% of the lowest price per share at which HUWX obtains funds following the Effective Time of the APA (adjusted for any stock dividends, stock splits or reverse splits) whether in the form of (i) equity, (ii) conversion of debt, or (iii) if warrants and options are also issued, then the price per share at which shares can be acquired when such warrants or options or similar rights can be exercised. The “discounted private placement price” shall in any event not exceed the price per share, as may be adjusted, at which the undersigned has acquired or has the right to acquire, shares of common stock pursuant to a bridge financing of senior convertible notes which the undersigned acquired at or in connection with the closing of the APA.

Permitted Transfers During the Lock-Up/Leak-Out Period

Notwithstanding the provisions set forth elsewhere in this letter agreement, the undersigned may, without the prior written consent of HUWX,

(1)

If Common Stock is owned in the name of a Limited Liability Company (“LLC”) make a pro-rata distribution of the Common Stock to the Members of the LLC, and instruct HUWX’s transfer agent to retitle such Common Stock on a pro-rata basis in the names of the LLC’s Members, and to thereafter hold such distributed Common Stock either in book entry or certificate form in the names of the LLC Members; or

(2)

transfer any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family or to a charity or educational institution;

provided, however, that it shall be a condition to such permitted transfers referenced above that

(A)

the transferee executes and delivers to HUWX not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement and otherwise satisfactory in form and substance to HUWX, and

(B)

if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction or other change in beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock by the undersigned during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and that such transfer is being made as a gift or by will or intestacy, as the case may be; or

For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

(3)

exercise or convert currently outstanding warrants, options and convertible debentures, as applicable, and exercise options under an acceptable stock option plan, so long as the undersigned agrees that the shares of Common Stock received from any such exercise or conversion will be subject to this agreement.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand for or exercise any right with respect to any registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, including under any current or future registration rights agreement or similar agreement to which the undersigned is a party or under which the undersigned is entitled to any right or benefit to have any securities included in a registration statement filed by the Company for resale or other transaction, and (ii) the Company may, with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any current or future agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Stock pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Common Stock pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

It is further expressly agreed that the restrictions, terms and provisions of this letter do not extend to any participation which the undersigned may undertake, alone or with, others in any bridge or other financing completed from the Effective Time through the end of the Lock-Up/Leak Out Period, it being understood and agreed that the transaction documents of those financings will govern all participants as may therein be set forth.

Notwithstanding anything set forth above, the undersigned acknowledges that HUWX in its sole discretion may unilaterally (i) reduce the holding periods described above, (ii) increase the number of shares which the undersigned may sell pursuant to this Lock-Up/Leak Out letter, (iii) eliminate any other selling restrictions set forth above, or (iv) terminate the Lock-Up/Leak-Out letter.

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

Signature Page - Lock Up Letter to HUWX Inc.

Heatwurx, Inc.

530 South Lake Avenue #615

Pasadena, California 91101

Ladies and Gentlemen:

This agreement is being delivered to you, as an officer, director, employee, or consultant of Promet Therapeutics LLC, in connection with the Asset Purchase Agreement dated October __, 2017 (the “APA””) between Promet Therapeutics LLC, a Delaware Limited Liability company (“Company”) and Heatwurx, Inc. a Delaware corporation (“HUWX”).

In order to induce HUWX and the Company to enter into the APA and the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that there will be a Lock-Up period of one hundred (180) days following the Effective Time of the APA (the “Lock-Up Period”) and thereafter a Leak-Out period for an additional one hundred eighty (180) days (the “Leak-Out Period”) (together these three hundred sixty (360) days are referred to as (the “Lock-Up/Leak-Out Period”). In addition, all individuals who receive this Lock-Up/Leak-Out document who are also an officer, director, employee, or consultant of HUWX will be required to follow the Insider Trading Policy of HUWX. The individual will be required to follow the more restricted rules of this Lock-Up/Leak-Out document or the Insider Trading Policy.

Lock-Up Period

During the Lock-Up Period the undersigned, will not, without the prior written consent of Company and HUWX, directly or indirectly:

(i)

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, owned by the undersigned or with respect to which the undersigned has the power of disposition, or

(ii)

enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any Common Stock or any securities convertible into or exercisable or exchangeable for any Common Stock, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, other securities, in cash or otherwise. Moreover, if:

(1)

during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or

(2)

prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the Lock-Up Period shall be extended and the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless Company and HUWX waives, in writing, such extension.

Leak-Out Period

During the Leak-out Period, the undersigned may sell no more than (i) 15% of shares owned on the date hereof (the “Shares”) only in the event that HUWX’s shares traded at 200% of the discounted private placement price (defined below) and the undersigned may sell (ii) up to an additional 25% of the Shares once HUWX shares have traded at or above 250% of the discounted private placement price.

During the Leak-out Period shares of Common Stock may only be sold at or above the lowest "offer" or "ask" prices stated by the relevant market maker for the Common Stock on the OTC Markets or any nationally recognized exchange on which the Common Stock is publicly traded.  The undersigned further agrees that (a) no sales will be made at the "bid" prices for the Common Stock. and that (b) it will not engage in any short selling of the Common Stock during the Lock-Up/Leak-Out Period.

For purposes hereof “discounted private placement price” shall mean 90% of the lowest price per share at which HUWX obtains funds following the Effective Time of the APA (adjusted for any stock dividends, stock splits or reverse splits) whether in the form of (i) equity, (ii) conversion of debt, or (iii) if warrants and options are also issued, then the price per share at which shares can be acquired when such warrants or options or similar rights can be exercised. The “discounted private placement price” shall in any event not exceed the price per share, as may be adjusted, at which the undersigned has acquired or has the right to acquire, shares of common stock pursuant to a bridge financing of senior convertible notes which the undersigned acquired at or in connection with the closing of the APA.

Permitted Transfers During the Lock-Up/Leak-Out Period

Notwithstanding the provisions set forth elsewhere in this letter agreement, the undersigned may, without the prior written consent of HUWX,

(1)

If Common Stock is owned in the name of a Limited Liability Company (“LLC”) make a pro-rata distribution of the Common Stock to the Members of the LLC, and instruct HUWX’s transfer agent to retitle such Common Stock on a pro-rata basis in the names of the LLC’s Members, and to thereafter hold such distributed Common Stock either in book entry or certificate form in the names of the LLC Members; or

(2)

transfer any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family or to a charity or educational institution;

provided, however, that it shall be a condition to such permitted transfers referenced above that

(A)

the transferee executes and delivers to HUWX not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement and otherwise satisfactory in form and substance to HUWX, and

(B)

if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction or other change in beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock by the undersigned during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and that such transfer is being made as a gift or by will or intestacy, as the case may be; or

For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

(3)

exercise or convert currently outstanding warrants, options and convertible debentures, as applicable, and exercise options under an acceptable stock option plan, so long as the undersigned agrees that the shares of Common Stock received from any such exercise or conversion will be subject to this agreement.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand for or exercise any right with respect to any registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, including under any current or future registration rights agreement or similar agreement to which the undersigned is a party or under which the undersigned is entitled to any right or benefit to have any securities included in a registration statement filed by the Company for resale or other transaction, and (ii) the Company may, with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any current or future agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights or other similar rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Stock pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Common Stock pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

It is further expressly agreed that the restrictions, terms and provisions of this letter do not extend to any participation which the undersigned may undertake, alone or with, others in any bridge or other financing completed from the Effective Time through the end of the Lock-Up/Leak Out Period, it being understood and agreed that the transaction documents of those financings will govern all participants as may therein be set forth.

Notwithstanding anything set forth above, the undersigned acknowledges that HUWX in its sole discretion may unilaterally (i) reduce the holding periods described above, (ii) increase the number of shares which the undersigned may sell pursuant to this Lock-Up/Leak Out letter, (iii) eliminate any other selling restrictions set forth above, or (iv) terminate the Lock-Up/Leak-Out letter.

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

Signature Page - Lock Up Letter to HUWX Inc.